UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – December 21, 2018

Commission File Number 0-23320

OLYMPIC STEEL, INC.

(Exact name of registrant as specified in its charter)

Ohio	34-1245650
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

22901 Millcreek Blvd., Suite 650 Highland Hills, OH	44122
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (216) 292-3800

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under and of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ]	Pre-commencement communications pursuant to Rule 13e-4 under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 21, 2018, Olympic Steel, Inc. (the “Company”) and Mr. Richard T. Marabito entered into an employment agreement (the “Employment Agreement”) that, effective January 1, 2019, superseded and replaced the original employment agreement between the Company and Mr. Marabito, entered into as of November 23, 2016. Under the Employment Agreement, Mr. Marabito will serve as Chief Executive Officer of the Company for a term ending January 1, 2024. The term will be automatically renewed on January 1, 2024 for an additional three years unless either the Company or Mr. Marabito provides six months advance notice of a desire to not renew the term. Mr. Marabito will also serve on the Company’s Board of Directors, effective January 1, 2019. Under the Employment Agreement, Mr. Marabito will receive a base salary of $735,000 per year, beginning on January 1, 2019, subject to possible increases as determined by the Company’s Board of Directors (the “Board”) or an authorized committee of the Board. During the period of employment, Mr. Marabito will be eligible to participate in certain welfare, perquisite and retirement plans and programs of the Company. In addition, Mr. Marabito will be eligible for an annual performance bonus under the Company’s Senior Management Cash Incentive Plan in place as of 2018, as amended, or such other bonus plan that may replace such plan, with the actual payout determined based on the Company’s performance against specific target levels as determined by the Board or an authorized committee of the Board. Mr. Marabito will be eligible to participate in any long-term incentive plan, which may be created or amended by the Board from time to time. If the Company terminates Mr. Marabito’s employment other than due to “good cause” or “disability” (as each term is defined in the Employment Agreement) during the term of the Employment Agreement and the termination does not otherwise entitle Mr. Marabito to payments under his Management Retention Agreement with the Company, subject to execution by Mr. Marabito of a customary release of claims against the Company, Mr. Marabito will generally continue to receive his compensation (base salary and, at the discretion of the Compensation Committee of the Board, a pro-rata portion of the performance bonus that would have been earned for the year of termination) and continued benefits under the Employment Agreement during the period ending on the earlier of (i) January 1, 2024 (or January 1, 2027 if the Employment Agreement is renewed) or (ii) the second anniversary of the termination of his employment. If Mr. Marabito’s employment terminates during the term of the Employment Agreement due to death or disability, and he or his beneficiaries are not entitled to any payments under his Management Retention Agreement with the Company, Mr. Marabito or his beneficiaries will continue to receive his base salary for twelve months and his spouse and minor children will be entitled to twelve months of continued health insurance at the expense of the Company. The Employment Agreement includes non-competition and non-solicitation covenants that will be in effect while Mr. Marabito is employed by the Company and for the two-year period following the termination of his employment. Compensation under the Employment Agreement is subject to potential clawback in certain circumstances as further described in the Employment Agreement.

The foregoing is only a brief description of the material terms of the Employment Agreement, does not purport to be a complete description of the Employment Agreement, and is qualified in its entirety by reference to the Employment Agreement, which is filed as Exhibit 10.13 to this Current Report on Form 8-K and is incorporated herein by reference.

On December 21, 2018, the Company and Mr. Richard A. Manson entered into an employment agreement (the “Employment Agreement”), effective January 1, 2019. Under the Employment Agreement, Mr. Manson will serve as Chief Financial Officer of the Company for a term ending January 1, 2022. The term will be automatically renewed on January 1, 2022 for an additional three years unless either the Company or Mr. Manson provides six months advance notice of a desire to not renew the term. Under the Employment Agreement, Mr. Manson will receive a base salary of $425,000 per year, subject to possible increases as determined by the Company’s Board of Directors (the “Board”) or duly authorized committee of the Board. During the period of employment, Mr. Manson will be eligible to participate in certain welfare and retirement plans of the Company. In addition, Mr. Manson will be eligible for an annual performance bonus under the Company’s Senior Management Compensation Plan in place as of 2018, as amended (the “Bonus Plan”), or such other bonus plan that may replace such plan, with the actual payout determined based on the Company’s performance against specific target levels as determined by the Board or an authorized committee thereof. Mr. Manson will be eligible to participate in any long-term incentive plan, which may be created or amended by the Board from time to time. If the Company terminates Mr. Manson’s employment other than due to “good cause” or “disability” (as each term is defined in the Employment Agreement) during the term of the Employment Agreement and the termination does not otherwise entitle Mr. Manson to payments under his Management Retention Agreement with the Company, subject to execution by Mr. Manson of a customary release of claims against the Company, Mr. Manson will receive a lump sum payment of his compensation (base salary and, at the discretion of the Compensation Committee of the Board, a pro-rata portion of the performance bonus that would have been earned for the year of termination) and continued benefits under the Employment Agreement for the period ending on the earlier of (i) January 1, 2022 (or January 1, 2025 if the Employment Agreement is renewed) or (ii) the second anniversary of the termination of his employment. If Mr. Manson’s employment terminates during the term of the Employment Agreement due to death or disability, and he or his beneficiaries are not entitled to any payments under his Management Retention Agreement with the Company, Mr. Manson or his estate or beneficiaries will continue to receive his base salary for twelve months and his spouse and minor children will be entitled to twelve months of continued health insurance at the expense of the Company. The Employment Agreement includes non-competition and non-solicitation covenants that will be in effect while Mr. Manson is employed by the Company and for the two-year period following the termination of his employment. Compensation under the Employment Agreement is subject to potential clawback in certain circumstances as further described in the Employment Agreement.

The Company also amended Mr. Manson’s Management Retention Agreement to entitle Mr. Manson to receive a lump-sum severance payment equal to 2.99 times the averages of his last three years’ base salary, bonus and dollar value of certain employee benefits.

The foregoing is only a brief description of the material terms of the Employment Agreement, does not purport to be a complete description of the Employment Agreement, and is qualified in its entirety by reference to the Employment Agreement, which is filed as Exhibit 10.40 to this Current Report on Form 8-K and is incorporated herein by reference.

On December 21, 2018, the Company and Mr. Andrew S. Greiff, the Company’s Executive Vice President and Chief Operating Officer, entered into an amendment of his Management Retention Agreement to entitle Mr. Greiff to receive a lump-sum severance payment equal to 2.99 times the averages of his last three years’ base salary, bonus and dollar value of certain employee benefits.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit
	Number	Description of Exhibit

	10.13	Employment Agreement, effective as of December 21, 2018, by and between the Company and Richard T. Marabito.

	10.40	Employment Agreement, effective as of December 21, 2018, by and between the Company and Richard A. Manson.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLYMPIC STEEL, INC.

Date: December 21, 2018	By:	/s/ Michael D. Siegal
Michael D. Siegal
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

10.13	Employment Agreement, effective as of December 21, 2018, by and between the Company and Richard T. Marabito.

10.40	Employment Agreement, effective as of December 21, 2018, by and between the Company and Richard A. Manson.

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